UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  JUNE 22, 2006
                                                  ------------------------------

                              SUNTERRA CORPORATION
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             (Exact name of registrant as specified in its charter)

       MARYLAND                       001-13815                  95-4582157
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(State or other jurisdiction         (Commission              (IRS Employer
       of incorporation)             File Number)            Identification No.)

          3865 W. CHEYENNE AVE.
           NORTH LAS VEGAS, NV                                     89032
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code  (702) 804-8600
                                                    ----------------------------

                                       N/A
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

     On June 22, 2006, Sunterra Corporation (the "Company") issued a press release announcing changes to its senior management team.

     A copy of the Company's press release issued on June 22, 2006, relating to the foregoing, is filed as Exhibit 99.1 hereto and incorporated herein by reference.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

       Exhibit No.          Description
       -----------          -----------
           99.1             Sunterra Press Release dated June 22, 2006



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



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 22, 2006
                                           SUNTERRA CORPORATION


                                           By:  /s/ Steven E. West
                                              ----------------------------------
                                              Name:   Steven E. West
                                              Title:  Executive Vice President






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



                                  EXHIBIT INDEX

       Exhibit No.          Description
       -----------          -----------
           99.1             Sunterra Press Release dated June 22, 2006